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                                                                  Exhibit 10.101

PREPARED BY AND UPON                       PARTIAL EXEMPTION CLAIMED
RECORDATION RETURN TO:                     (VA CODE ss. 58.1-809).
                                           RECORDATION TAX PAID ON
Cadwalader, Wickersham & Taft              $3,000,000 IN DEED BOOK 545, PAGE 142
100 Maiden Lane
New York, New York 10038

Attention:    Joseph Vidulich

================================================================================

                    GLIMCHER PROPERTIES LIMITED PARTNERSHIP,
                     a Delaware limited partnership, Grantor


                                       to


            ALEXANDER TITLE AGENCY, INC., Trustee (index as Grantee)


                               for the benefit of


              LEHMAN BROTHERS HOLDINGS INC., d/b/a LEHMAN CAPITAL,
   A DIVISION OF LEHMAN BROTHERS HOLDINGS INC., Beneficiary (index as Grantee)


                           --------------------------

                      DEED OF TRUST MODIFICATION AGREEMENT

                           --------------------------


               Dated:           As of April 28, 1999

               Location:             Twin County Plaza
                                     City of Galax, Virginia
               Place of Recordation: Carroll County Circuit Court Clerk's Office

================================================================================

THE DEED OF TRUST SECURES INDEBTEDNESS WHICH IS SECURED BY PROPERTY LOCATED WITHIN THE COMMONWEALTH OF VIRGINIA AS WELL AS PROPERTY LOCATED IN OTHER STATES. ACCORDINGLY, THE INDEBTEDNESS SUBJECT TO VIRGINIA RECORDING TAX IS FIRST COMPUTED PURSUANT TO VA. CODE ANN. ss.58.1-803B AND THE RESULTING INDEBTEDNESS SUBJECT TO RECORDING TAX IN VIRGINIA IS $2,280,000.00.


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                      DEED OF TRUST MODIFICATION AGREEMENT
                      ------------------------------------

     AGREEMENT made as of this 28th day of April, 1999, between GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership, having its principal place of business at 20 South Third Street, Columbus, Ohio 43215 ("GRANTOR"), ALEXANDER TITLE AGENCY, INC., ("TRUSTEE"), and LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation, d/b/a LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC., as lender, having an address at Three World Financial Center, New York, New York 10285 ("BENEFICIARY").


                               W I T N E S E T H:
                               ------------------

     WHEREAS, the Beneficiary is now the beneficiary under that certain Deed of Trust, Assignment of Rents and Security Agreement described on Exhibit B attached hereto (the "DEED OF TRUST") encumbering the premises described in Exhibit A attached hereto together with the improvements now or hereafter located thereon and all other property intended to be encumbered thereby (collectively, the "TRUST PROPERTY") granted by the Grantor to Alexander Title Agency, Inc., as Trustee for The Huntington National Bank (the original beneficiary) and the Promissory Note dated October 13, 1998 made by Grantor, Glimcher Development Corporation ("GDC") and Weberstown Mall, LLC to The Huntington National Bank and assigned to Beneficiary (the "NOTE"); and

     WHEREAS, the Beneficiary, as the holder of the Deed of Trust, and the Grantor, as the owner of the Trust Property, have agreed to increase the amount of, extend the Maturity Date of and otherwise modify the Note in accordance with a Note Consolidation and Modification Agreement dated the date hereof between Grantor, GDC and Glimcher Properties


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Corporation ("GPC", and with Grantor and GDC, collectively "Borrower") and the
Beneficiary (the "NOTE MODIFICATION AGREEMENT") and to modify the terms of the Deed of Trust, in the manner hereinafter set forth.

     NOW THEREFORE, in consideration of the premises and the mutual promises and agreements herein contained, the parties hereto covenant and agree as follows:

     1. The Grantor hereby acknowledges that the Note has been amended and restated in accordance with the Note Modification Agreement and agrees that the Deed of Trust secures the Note as so modified to the extent of $5,280,000 and hereby agrees to pay the indebtedness evidenced by the Note and interest thereon at the rate of interest and on the terms provided for in the Amended and Restated Note dated the date hereof made by Borrower to Beneficiary (the "AMENDED AND RESTATED NOTE") pursuant to the Note Modification Agreement. All references in the Deed of Trust to the Note shall be deemed to refer to the Amended and Restated Note.

     2. The Maturity Date of the Amended and Restated Note shall be extended to October 1, 1999, in accordance with the terms of the Note Modification Agreement.

     3. All of the provisions of the Deed of Trust are amended and restated in their entirety to read as provided in and shall be superseded by all the provisions of the Amended and Restated Deed of Trust, Assignment of Leases and Rents and Security Agreement attached hereto as Exhibit C.


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     4. All references to the Deed of Trust in the Amended and Restated Note and
any of the other Loan Documents (as defined in the Amended and Restated Note) shall be deemed to refer to the Deed of Trust as amended and restated by this Agreement.

     5. The Grantor covenants and agrees that there is presently outstanding on the Amended and Restated Note the principal sum of $21,500,000.00 with interest thereon from April 28, 1999, of which the principal amount of $5,280,000, together with interest thereon, is secured by the Amended and Restated Deed of Trust, Assignment of Rents and Security Agreement, that there exist no defenses, counterclaims or offsets to its obligations for the payment of the indebtedness evidenced by the Amended and Restated Note, and that, except as amended and restated herein, the Deed of Trust remains in full force and effect.

     6. The Trustee joins herein, at the request and direction of the Beneficiary, to evidence its consent hereto and to the amendment and restatement of the Deed of Trust in the form attached hereto as Exhibit C.

     7. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall constitute one and the same instrument and shall become effective when copies hereof, when taken together, bear the signatures of each of the parties hereto and it shall not be necessary in making proof of this instrument to produce or account for more than one of such fully executed counterparts.

          [The balance of this page has been intentionally left blank]


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     IN WITNESS WHEREOF, this instrument has been executed by each of the parties hereto as of the date first above written.

                                GLIMCHER PROPERTIES LIMITED
                                PARTNERSHIP, a Delaware limited partnership

                                By: Glimcher Properties Corporation, a Delaware
                                    corporation, its sole general partner


                                    By: /s/ George A. Schmidt
                                        ----------------------------------------
                                        Name:  George A. Schmidt
                                        Title: Executive Vice President


                                LEHMAN BROTHERS HOLDINGS INC., doing
                                business as Lehman Capital, a division of Lehman Brothers Holdings Inc.


                                By: /s/ Mary Pat Archer
                                    --------------------------------------------
                                    Name:  Mary Pat Archer
                                    Title: Senior Vice President



                                ALEXANDER TITLE AGENCY, INC.


                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:


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STATE OF NEW YORK    )
                     : ss.:
COUNTY OF NEW YORK   )

     On the 26th day of April, 1999, before me, the undersigned, a Notary Public in and for said state, personally appeared George A. Schmidt, personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


                                                     /s/ Man Wai Lau
                                                     --------------------------
                                                     Notary Public


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STATE OF NEW YORK    )
                     : ss.:
COUNTY OF NEW YORK   )

     On the ____ day of April, 1999, before me, the undersigned, a Notary Public in and for said state, personally appeared ______________________, personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.



                                                     --------------------------
                                                     Notary Public


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STATE OF VIRGINIA    )
                     : ss.:
COUNTY OF ________   )

     On the ____ day of April, 1999, before me, the undersigned, a Notary Public in and for said state, personally appeared __________________________________, on behalf of Alexander Title Agency, Inc., Trustee, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.



                                                     --------------------------
                                                     Notary Public


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STATE OF NEW YORK    )
                     : ss.:
COUNTY OF NEW YORK   )

     On the 28th day of April, 1999, before me, the undersigned, a Notary Public in and for said state, personally appeared Mary Pat Archer, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.


                                                     /s/ Saleenah Callaway
                                                     --------------------------
                                                     Notary Public


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                                    EXHIBIT A
                                    ---------

                          METES AND BOUNDS DESCRIPTION




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                                   EXHIBIT A
                                   ---------

                               LEGAL DESCRIPTION

PARCEL 1:

A parcel of land located on East Stuart Drive (U.S. Highway 221 & 58) in the City of Galax, Virginia being more particularly described as follows:

Beginning at a concrete right-of-way monument in the South line of U.S. Highway 221 and 58, said monument being located South 56 degrees 39 feet 56 inches West
75.51 feet from a right-of-way monument at the intersection of the West right-of-way line of State route 722 (Cranberry Road) with the South right-of-way line of U.S. Highway 221 and 58; thence from point of beginning running South 31 degrees 14 feet 30 inches West 236.98 feet to an iron pin, thence South 54 degrees 23 feet 30 inches East 527.14 feet to an iron pin; thence South 09 degrees 26 feet 30 inches West 533.17 feet to an iron pin; thence South 49 degrees 36 feet 00 inches West 160.16 feet to an iron pin in the line of Conner, Inc., (DB 357, Page 115); thence South 74 degrees 25 feet 00 inches West 898.05 feet to an iron pipe, the common corner of Conner, Inc. and Galax Motor Company, Inc.; thence with the line of Galax Motor Company, Inc., North 26 degrees 55 feet 30 inches West 558.70 feet to an iron pin in the right-of-way of U.S. 221 and 58; thence with the right-of-way line of the following seven calls: North 85 degrees 49 feet 30 inches East 5.99 feet, North 50 degrees 50 feet 00 inches East 150.00 feet, North 46 degrees 32 feet 30 inches East 200.72 feet, North 49 degrees 52 feet 30 inches East 300.27 feet, North 44 degrees 06 feet 00 inches East 171.18 feet, North 49 degrees 26 feet 00 inches East 450.13 feet and North 57 degrees 39 feet 29 inches East 74.76 feet to the point of beginning containing 22.737 acres or less.

There is excepted from the above described tract, three parcels described as follows:

Out Lot 1: Commencing at a right-of-way monument in the South line of U.S. Highway 221 and 58, said monument being the point of beginning for the 22.737 acre tract described above; thence with the right-of-way line of Highway 221 and 58, South 57 degrees 39 feet 20 inches: West 74.76 feet and South 49 degrees 26 feet 00 inches West 226.13 feet; thence leaving the highway right-of-way South 41 degrees 44 feet 00 inches East 48.00 feet to the point of beginning of this tract; thence from the point of beginning, along the arc of a curve to the right
59.75 feet, said curve having a radius of 73.08 feet and a chord running South 77 degrees 48 feet 55 inches East 58.10 feet, thence South 54 degrees 23 feet 30 inches East 124.78 feet, South 48 degrees 16 feet 00 inches West

Continued ...


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                                   EXHIBIT A
                                   ---------

                         LEGAL DESCRIPTION, Continued...

PARCEL 1, Continued...

Out Lot 1, Continued...:


181.53 feet, North 41 degrees 44 feet 00 inches West 164.96 feet, North 48 degrees 16 feet 00 inches East 119.97 feet and North 41 degrees 44 feet 00 inches West 3.74 feet to the point of beginning containing 0.612 acres +/- or 26,659 square feet more or less.

Out Lot 2: Commencing at a right-of-way monument in the South line of U.S. Highway 221 and 58, said monument being the point of beginning for the 22.737 acre tract described above, thence with the right-of-way line of Highway 21 and 58, South 57 degrees 39 feet 20 inches West 74.76 feet 74.76 feet and South 49 degrees 26 feet 00 inches West 226.13 feet; thence leaving the highway right-of-way, South 41 degrees 44 feet 00 inches East 51.74 feet and South 48 degrees 16 feet 00 inches West 442.97 feet to an iron pin, the point of beginning of this tract; thence South 41 degrees 44 feet 00 inches East 180.77 feet to an iron pin; thence South 48 degrees 16 feet 00 inches West 148.52 feet to an iron pin; thence North 86 degrees 44 feet 00 inches West 12.00 feet to an iron pin; thence North 41 degrees 44 feet 00 inches West 151.08 feet; thence North 03 degrees 16 feet 00 inches East 30.00 feet to a P-K nail in the concrete curb; thence North 48 degrees 16 feet 00 inches East 135.79 feet to the point of beginning, containing 0.646 acres +/- or 28,121 square feet more or less.

Out Lot 3: Beginning on an iron pin in the West line of the above described
22.737 acre tract, said beginning iron being located South 26 degrees 55 feet 30 inches East 55.00 feet from an iron pin in the South right-of-way of U.S. Highway 221 and 58, the Northwest corner of the above-described 22.737 acre tract; thence from the point of beginning, running North 68 degrees 04 feet 30 inches East 124.00 feet to an iron pin; thence North 48 degrees 16 feet 00 inches East 58.54 feet to an iron pin; thence South 21 degrees 44 feet 00 inches East 205.00 feet to an iron pin; thence South 35 degrees 29 feet 14 inches West
78.66 feet to an iron pin; thence North 64 degrees 55 feet 30 inches West 120.00 feet to an iron pin; thence North 40 degrees 25 feet 30 inches West 77.00 feet to an iron in the line of Galax Motor Company, Inc.; thence North 26 degrees 55 feet 30 inches West 67.00 feet to the point of beginning containing 0.735 acres +/- or 32,025 square feet more or less.

Continued...



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                                   EXHIBIT A
                                   ---------

                         LEGAL DESCRIPTION, Continued...

PARCEL 2:

Together with those rights and easements constituting rights in real property created, defined and limited by that certain Declaration of Easements, Covenants and Restrictions by Horne Properties, Inc., dated June 10, 1986 and recorded June 16, 1986 in Deed Book 346, Page 569 and Amendment of Declaration of Easements, Covenants and Restrictions by and between Horne Properties, Inc. and Concord Milestone Income Fund II, of Virginia L.P., dated June 22, 1988 and recorded June 28, 1988 in Deed Book 372, Page 894, both in the Carroll County Circuit Court Clerk's Office, Virginia.




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                                    EXHIBIT B
                                    ---------

                                THE DEED OF TRUST

Deed of Trust dated October 13, 1998 made by Glimcher Properties Limited Partnership to The Huntington National Bank and recorded in the Clerk's Office of Carroll County, Virginia on November 6, 1998 at Book 545, Page 142.

Which Deed of Trust was assigned by The Huntington National Bank to the Beneficiary by Certificate of Transfer dated the date hereof and recorded in the Clerk's Office of Carroll County Virginia on ________ ___ 1999 at Book ____, page ___.




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